                                                                   EXHIBIT 21.1

                      LIST OF SUBSIDIARIES OF THE COMPANY

       Entity Name                                  State of Organization
       -----------                                  ---------------------
       HEARST-ARGYLE STATIONS, INC.                      NEVADA
       WAPT HEARST-ARGYLE TELEVISION, INC.               CALIFORNIA
       KITV HEARST-ARGYLE TELEVISION, INC.               CALIFORNIA
       KHBS HEARST-ARGYLE TELEVISION, INC.               CALIFORNIA
       KMBC HEARST-ARGYLE TELEVISION, INC.               CALIFORNIA
       WBAL HEARST-ARGYLE TELEVISION, INC.               CALIFORNIA
       WCVB HEARST-ARGYLE TELEVISION, INC.               CALIFORNIA
       WISN HEARST-ARGYLE TELEVISION, INC.               CALIFORNIA
       WTAE HEARST-ARGYLE TELEVISION, INC.               CALIFORNIA
       KCRA HEARST-ARGYLE TELEVISION, INC.               CALIFORNIA
       OHIO/OKLAHOMA HEARST-ARGYLE TELEVISION, INC.      NEVADA
       JACKSON HEARST-ARGYLE TELEVISION, INC.            DELAWARE
       ARKANSAS HEARST-ARGYLE TELEVISION, INC.           DELAWARE
       HEARST-ARGYLE SPORTS, INC.                        DELAWARE
       HEARST-ARGYLE PROPERTIES, INC.                    DELAWARE
       HATV INVESTMENTS, INC.                            DELAWARE
       HEARST-ARGYLE INVESTMENTS, INC.                   DELAWARE
       KQCA HEARST-ARGYLE TELEVISION, INC.               CALIFORNIA
       DES MOINES HEARST-ARGYLE TELEVISION, INC.         DELAWARE
       ORLANDO HEARST-ARGYLE TELEVISION, INC.            DELAWARE
       NEW ORLEANS HEARST-ARGYLE TELEVISION, INC.        DELAWARE
       WYFF HEARST-ARGYLE TELEVISION, INC.               CALIFORNIA
       WXII HEARST-ARGYLE TELEVISION, INC.               CALIFORNIA
       KOAT HEARST-ARGYLE TELEVISION, INC.               CALIFORNIA
       WLKY HEARST-ARGYLE TELEVISION, INC.               CALIFORNIA
       KETV HEARST-ARGYLE TELEVISION, INC.               CALIFORNIA
       WGAL HEARST-ARGYLE TELEVISION, INC.               CALIFORNIA
       HEARST-ARGYLE CAPITAL TRUST                       DELAWARE
       CLARKSBURG TV DIVESTITURE, LLC                    DELAWARE

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